UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 20, 2006
ULTRALIFE BATTERIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation or organization)

0-20852	16-1387013

(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513

(Address of principal executive offices)	(Zip Code)
(315) 332-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Carl H. Rosner has notified the Registrant of his intention to retire from its Board of Directors at the end of his current term, which expires at this year’s Annual Meeting scheduled for June 8, 2006, and not to stand for re-election to the Board of Directors. Mr. Rosner cited his need to devote all of his time to CardioMag Imaging as its President and CEO as his sole reason not to stand for re-election to the Ultralife Batteries Board of Directors and not because of any disagreement with the company on any matter relating to the company’s operations, policies or practices.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRALIFE BATTERIES, INC.

Dated: April 20, 2006.	By:	/s/ Peter F. Comerford Vice President of Administration &
General Counsel